Assets Held for Sale	12 Months Ended
Dec. 31, 2016
Discontinued Operations and Disposal Groups [Abstract]
Assets Held for Sale

4 Assets Held for Sale

On June 14, 2016, NXP announced an agreement to divest its Standard Products (“SP”) business to a consortium of financial investors consisting of Beijing JianGuang Asset Management Co., Ltd (“JAC Capital”) and Wise Road Capital LTD (“Wise Road Capital”). On February 6, 2017, we divested SP, receiving $2.75 billion in cash proceeds. At December 31, 2016, the SP business segment met the criteria to be classified as held for sale. The results of the SP business segment are consolidated in the reportable segment SP.

The SP business segment presentation as held for sale does not meet the criteria to be classified as a discontinued operation at December 31, 2016 primarily due to the disposal of this business not representing a strategic shift that will have a major effect on the Company’s operations and financial results.

The following table summarizes the carrying value of assets and liabilities held for sale which is primarily relative to the SP business:

2016
Trade accounts receivable, net	3
Other assets	28
Inventories, net	208
Property, plant and equipment, net	396
Identified intangible assets, net	133
Goodwill	336

Assets held for sale	1,104

Trade accounts payable	(110)
Accrued and other liabilities	(88)

Liabilities held for sale	(198)